UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 9, 2012

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190
333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 765-5959	23-3064219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously reported, on March 12, 2012, Exelon Corporation (Exelon) completed the previously announced merger contemplated by the Agreement and Plan of Merger, dated as of April 28, 2011 (the Merger Agreement), among Exelon, Constellation Energy Group, Inc. (Constellation), and Bolt Acquisition Corporation, formerly a Maryland corporation and wholly owned subsidiary of Exelon (Merger Sub). This Form 8-K/A amends the original Form 8-K filed on March 14, 2012, to include the financial statements of Constellation and Baltimore Gas and Electric Company (BGE) and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively, and to include exhibits under 9.01(d) of Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The historical audited consolidated financial statements of Constellation and BGE as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011 are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated financial statements and explanatory notes relating to Exelon’s acquisition of Constellation and Exelon’s subsequent contribution to Exelon Generation Company, LLC (Generation) of certain subsidiaries, including the generation and customer supply businesses that were acquired from Constellation, are attached as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consents of PricewaterhouseCoopers LLP.

99.1	Audited consolidated financial statements of Constellation and BGE as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011.

99.2	Unaudited pro forma condensed combined consolidated financial statements and explanatory notes for the year in the period ended December 31, 2011 and the quarterly period ended March 31, 2012.

* * * * *

This Current Report is being furnished separately by Exelon and Generation (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrants include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2011 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Constellation’s 2011 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 12; (3) the Registrants’ First Quarter 2012 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 15; and (4) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. Neither of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer
Executive Vice President and Chief Financial Officer
Exelon Corporation

EXELON GENERATION COMPANY, LLC

/s/ Andrew L. Good
Andrew L. Good
Senior Vice President and Chief Financial Officer Exelon Generation Company, LLC

May 25, 2012

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consents of PricewaterhouseCoopers LLP.

99.1	Audited consolidated financial statements of Constellation and BGE as of December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011.

99.2	Unaudited pro forma condensed combined consolidated financial statements and explanatory notes for the year in the period ended December 31, 2011 and the quarterly period ended March 31, 2012.